Exhibit 10.19
                                    GUARANTY

         THIS GUARANTY (the "Guaranty") is made and given as of this 14th day of July 2004, by Maverick Oil and Gas, Inc. (the "Guarantor"), in favor of Trident Growth Fund, LP, a Delaware limited partnership ("Trident" or the "Beneficiary"). This Guaranty is being executed in connection with the Loan Agreement executed of approximate even date by and between Maverick Basin Exploration LLC (the "Borrower") and Trident. All capitalized terms set forth in this Guaranty shall have their respective meanings as set forth in the Loan Agreement, unless otherwise defined. The provisions of the Loan Agreement are incorporated herein by reference. In the event of any conflict between the terms of the Loan Agreement and the terms of this Guaranty, the Loan Agreement will govern.

                                   WITNESSETH:

         WHEREAS, the Lender has agreed to lend, as its sole discretion, a series of loans to the Borrower in the aggregate amount of up to Two Million Fifty Thousand Dollars ($2,050,000) (the "Loan"); and

         WHEREAS, said Loan shall be evidenced by one or more 12% senior promissory notes (the "Note") and the Loan Agreement both of approximate even date herewith, executed and delivered by Borrower to Trident under the terms and conditions of the Loan Documents (as such term is defined in the Loan Agreement); and

         WHEREAS, as an inducement for Lender to make the Loan to Borrower, Lender has required that Guarantor enter into and execute this Guaranty hereby undertaking to answer collaterally for the payment of the Borrower's debt pursuant to the terms, duties, liabilities and obligations in this Guaranty and the Loan Documents; and

         WHEREAS, as consideration for the agreement by the Beneficiary to extend the Loan to the Borrower, the Borrower has agreed to execute and deliver to the Beneficiary the Note; and

         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor and the Beneficiary covenant and agree as follows:

         SECTION 1. Guaranty. The Guarantor hereby guarantees repayment of $2,050,000 to the Beneficiary (the "Guaranty Amount") of all principal, interest and enforcement costs including reasonable attorney fees arising under the Note, provided, however, in no event shall the Guarantor be liable to the Beneficiary for the repayment of any consequential damages incurred by the Beneficiary in connection with the transactions contemplated by the Loan Documents. In the Event of a Default by the Borrower under the Loan Agreement, the Guarantor shall be required to immediately repay the Guaranty Amount as set forth herein in favor of the Beneficiary.

         SECTION 2. Guaranty Absolute. The Guarantor hereby irrevocably guaranties the full, prompt and unconditional payment when due, of the Guaranty

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Amount set forth in Section 1 hereof, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt, and unconditional repayment of all principal, interest and costs of enforcement arising under the Note, under the Loan Agreement or the Loan Documents. This Guaranty is a primary obligation of the Guarantor and shall be a continuing Guaranty. In the event any of the Liabilities under the Loan Agreement shall not be paid according to its terms, the Guarantor shall immediately repay all obligations set forth in Section 1 hereof, this Guaranty being a unconditional guaranty of full payment and not collectibility. This Guaranty shall continue to be effective or be reinstated, as the case may be, if payment of the Borrower's obligation is rescinded or must otherwise be returned by the Beneficiary upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, as though such payment had not been made.

         SECTION 3. Representations and Warranties. For purposes of this Section 3 only, the term "Liability of the Borrower" shall include any and all liabilities or obligations of the Borrower owed to the Beneficiary, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, due or to become due, including without limitation the Liabilities under the Loan Agreement, and all liabilities of any successor of the Borrower owed to the Beneficiary whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, due or to become due, to or held by the Beneficiary, including but not limited to all liabilities of the Borrower under the Loan Agreement, the Note and the other Loan Documents. The Guarantor hereby represents and warrants that:

                  (a) the Guarantor has the requisite power and authority to execute, deliver and perform pursuant to the provisions of this Guaranty;

                  (b) the execution, delivery and performance by the Guarantor of this Guaranty does not contravene any provision of any agreement or contract to which the Guarantor is a party;

                  (c) the assumption by it of the obligations hereunder will result in material benefits to it and Borrower is a subsidiary of Gurantor; and

                  (d) this Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect or by legal or equitable principles relating to or limiting creditors' rights generally.

                  (e) The Guarantor represents and warrants that to the best of its knowledge neither the execution and delivery of this Guaranty nor any other document, agreement, certificate and instrument to which he is a party or by which he is bound, nor the consummation of the transactions contemplated hereunder or thereunder or the compliance with or performance of the terms and conditions herein or therein will result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor, except as permitted in or anticipated by this Guaranty, the Note or the Loan Agreement, or is prevented by, limited by, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) any indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument of whatever nature to which he is a party or by which he is bound, or (ii) any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or governmental authority to which such Guarantor is subject.

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                  (f) The Guarantor represents and warrants to the best of its knowledge that it is not a party to any action, suit, proceeding, inquiry, hearing or investigation pending, or to the best of its knowledge, after due inquiry and investigation, threatened, in any court of law or in equity, or before or by any governmental authority wherein there is a reasonable probability that an unfavorable determination, decision, decree, ruling or finding would (i) result in any material adverse change in the business, assets, liabilities, financial condition, properties or operations of such Guarantor,
(ii) materially adversely affect the transactions contemplated by this Guaranty and its ability to perform its respective obligations hereunder, or (iii) adversely affect the validity or enforceability of this Guaranty. The Guarantor represents and warrants that to the best of its knowledge he is not in violation of or default with respect to any order, writ, injunction, decree or demand of any such court or governmental authority.

                  (g) The Guarantor represents and warrants that to the best of its knowledge (i) all consents, approvals, orders or authorizations of, or registrations, declarations or filings with any governmental authority which are required in connection with the valid execution and delivery of this Guaranty by him and the carrying out or performance of any of the transactions required or contemplated hereunder to be performed by him have been obtained or accomplished and are in full force and effect, and (ii) all timely consents, approvals, orders or authorizations of, or registrations, declarations or filings with any governmental authority which are required in connection with the making of the Loans to the Borrower have been obtained or accomplished and are in full force and effect, or can be obtained by the Borrower.

                  (h) The Guarantor represents and warrants that to the best of its knowledge (i) he is not in violation of or default in any material respect with respect to any applicable laws and/or regulations which materially and adversely affect its financial condition and property, and to the best of its knowledge (ii) he is not in violation of or default (nor is there any waiver in effect which, if not in effect, would result in a violation or default) in any material and adverse respect under any indenture, evidence of indebtedness, loan or financing agreement or other agreement or instrument of whatever nature to which he is party or by which he is bound, a default under which might have consequences that would materially adversely affect its respective business, financial condition, properties or operations.

                  (i) The Guarantor waives notice of acceptance of this Guaranty and notice of any Liability of the Borrower to which it may apply, and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor and all other notices to which guarantors might otherwise be entitled, or which might be required by law and required to be given by the Beneficiary.

                  (j) The Guarantor's liability hereunder shall be in no way affected, diminished or released by (i) any amendment, change or modification of the provisions of any of the Note, the Loan Agreement or any other Loan Document made to or with the Beneficiary by the Borrower, (ii) any extensions of time for performance required thereby, (iii) the release of the Borrower from performance or observation of any of the agreements, covenants, terms or conditions contained in any of said instruments by the Beneficiary or by operation of law, whether made with or without notice to such Guarantor, (iv) acceptance by the Beneficiary of additional security or any increase, substitution or changes therein, or (v) the release by the Beneficiary of any security or any withdrawal thereof or decrease therein.

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                  (k) Without incurring responsibility to the Guarantor and
without impairing or releasing the obligations of the Guarantor hereunder, the Beneficiary may at any time and from time to time without the consent of, or notice to the Guarantor, upon any terms or conditions and in whole or in part:

                           (i) change the manner, place or terms of payment
                  and/or change or extend the time for payment or renew or alter, any Liability of any of the Borrower or any security therefor, and the guaranty herein made shall apply to any of the Liabilities of the Borrower as so changed, extended, renewed or altered;

                           (ii) sell, exchange, release, surrender, realize upon
                  or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged, mortgaged or in which a security interest is given to secure, or howsoever securing, the Liabilities of the Borrower;

                           (iii) exercise or refrain from exercising any rights
                  against the Borrower or others (including, without limitation, the Guarantor and any other guarantors of the Loan) or against the security, or otherwise act or refrain from acting;

                           (iv) settle or compromise any Liability of the
                  Borrower, dispose of any security therefor, with or without consideration, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any Liability of the Borrower (whether due or not) to creditors of the Borrower other than the Beneficiary and the Guarantor; and

                           (v) apply any sums by whomsoever paid or howsoever
                  realized to any Liability of the Borrower.

                  (l) No invalidity, irregularity or unenforceability of all or any part of any Liability of the Borrower or the impairment or loss of any security therefor, whether caused by any actions or inactions of the Beneficiary, or otherwise, shall affect, impair or be a defense to this Guaranty.

                  (m) Upon the occurrence of an "Event of Default" as such term is defined in the Loan Agreement, the Beneficiary shall be immediately entitled
(i) to enforce the obligation of the Guarantor hereunder, and (ii) to set-off any money owed by the Beneficiary in any capacity to the Guarantor or any property of the Guarantor in the possession of the Beneficiary against any of the monetary obligations of the Guarantor to the Beneficiary under this Guaranty, without first giving notice to the Guarantor, and the Beneficiary shall be deemed to have exercised such right of set-off and to have made a charge against any such money or property immediately upon the occurrence of such Event of Default, even though the actual book entries may be made at some time subsequent thereof.

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                  (n) The Guarantor hereby waives any right or claim of right to cause a marshalling of any of the Borrower's assets or to cause the Beneficiary to proceed against any of the security or collateral held by the Beneficiary before proceeding against the Guarantor, and the Guarantor hereby waives any and all legal requirement that the Beneficiary shall institute any action at law or in equity against the Borrower, or anyone else, with respect to the Note or with respect to any other Loan Document or with respect to any security held by the Beneficiary, as a condition precedent to bringing any action against the Guarantor upon this Guaranty.

                  (o) At all such times that Beneficiary shall own outstanding capital stock of the Borrower, the Guarantor hereby irrevocably and unconditionally waives and relinquishes any and all statutory, contractual, common law, equitable or other claims and rights which the Guarantor may have against the Borrower or any other guarantor, including, without limitation, any claim (i) to seek reimbursement, contribution, indemnification, set-off or other recourse from or against the Borrower in connection with any payments made by the Guarantor under this Guaranty and (ii) to be subrogated to the Beneficiary's rights under the Loan Documents upon such Guarantor's performance under this Guaranty.

                  (p) If claim is ever made upon the Beneficiary for repayment or recovery of any amount or amounts received by the Beneficiary in payment for, or on account of, any Liability of the Borrower, and the Beneficiary repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Beneficiary or any of its property, or (ii) any settlement or compromise of any such claim effected by the Beneficiary with any such claimant (including the Borrower), then, and in such event, the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding the cancellation of any of the Note or any other instrument evidencing any of the Liabilities of the Borrower, and the Guarantor shall be and remain liable to the Beneficiary hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Beneficiary. Notwithstanding the foregoing, however, to the extent the Beneficiary is required to make repayment pursuant to a judgment, decree or order in which the Beneficiary was found liable for having committed fraud, the Guarantor shall not be liable to the Beneficiary for the portion of such repaid amounts deemed to have been caused by such fraud.

                  (q) THE GUARANTOR AND BENEFICIARY HEREBY WAIVE ANY AND ALL RIGHTS THAT HE OR IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA, ANY STATE OR TERRITORY, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE GUARANTOR, THE BORROWER, THE BENEFICIARY OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. FURTHER, THE GUARANTOR WAIVES ANY RIGHT HE MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING.

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         SECTION 4. Addresses for Notices. Except in cases where it is expressly herein provided that such notice, request or demand is not effective until received by the party to whom it is addressed, all notices, requests, demands and other communications under this Guaranty must be in writing and will be considered to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation is obtained promptly after completion of the transmission; (iii) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the U.S. Postal Service; or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

                  If to Beneficiary:
                              Trident Growth Fund, LP
                              700 Gemini
                              Suite 100
                              Houston, Texas 77058
                              Attention: Larry St. Martin
                              Facsimile:  (281) 488-8404


                  If to the Guarantor:


or as to each party to such other address as shall be designated by such party in a written notice complying with the terms of this section. All such notices and other communications shall be deemed to have been delivered when received as evidenced by a return receipt or such other written evidence or receipt of delivery as regularly provided by the mail, delivery or courier service entrusted with delivery of such notice.

         SECTION 5. No Waiver, Remedies. No failure or delay on the part of the Beneficiary to exercise any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies provided by law.

         SECTION 6. Continuing Guaranty. This Guaranty shall: (a) remain in full force and effect until payment in full of the Liabilities or until termination of the Guaranty pursuant to Section 7 hereof; (b) be binding upon the Guarantor, its successors, heirs, personal representatives and assigns; (c) be assignable by the Beneficiary only upon the prior written consent of the Guarantor and only to the extent permitted by law; and (d) inure to the benefit of and be enforceable by the Beneficiary and its successors, transferees and permitted assigns.

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         SECTION 7. Surrender and Termination. This Guaranty shall terminate and shall be of no further force or effect upon the earlier of: (a) the repayment of the Liabilities under the Loan Agreement; or (b) the repayment by the Guarantor pursuant to Section 1 hereof.

         SECTION 8. Severability. The provisions of this Guaranty shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

         SECTION 9. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Texas without giving effect to the principles of conflicts of laws thereof. Each of the parties hereto irrevocably consents to the jurisdiction of the federal and state courts located in Dallas County, the State of Texas

         SECTION 10. Amendments, Etc. No amendment, modification or waiver of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by the Beneficiary and then such amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which given.

                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the Guarantor has executed and delivered this
Guaranty as of the date first above written.


WITNESS:                                        THE GUARANTOR
                                                Maverick Oil and Gas, Inc.

                                                /s/ Cecile T. Coady, Pres.
By:____________________________                 _______________________________




STATE OF ____________________ )

COUNTY OF ___________________ )


                  On this ____ day of ___________, 2004, personally appeared before me _________________, known to me to be who acknowledged that he signed this instrument as a free act.


                                            ________________________________
                                            Notary Public
                                            My commission expires:__________